Filed pursuant to Rule 497
File No. 333-204659

Supplement dated October 3, 2017
to
Prospectus dated May 1, 2017

_________________________________________

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated May 1, 2017 (as supplemented and amended from time to time, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated in this supplement.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

This supplement updates the Prospectus to reflect the Company’s entry into a conditional income incentive fee waiver agreement with the Advisers.
________________________________________

This supplement amends the Prospectus as follows:

CLOSING OF OFFERING

Consistent with our previous guidance, we closed our continuous public offering of common stock (the “Offering”) to new investors effective September 30, 2017. Through September 30, 2017, we raised approximately $172.0 million in the Offering, including proceeds from the distribution reinvestment plan of approximately $45.4 million.

Following the closing of the Offering, we expect that, subject to the discretion of our board of directors and applicable law, (i) we will no longer offer newly issued shares of our common stock to new investors on a continuous basis, (ii) we will continue to conduct quarterly tender offers pursuant to our share repurchase program, (iii) we will declare and pay distributions on a quarterly basis and (iv) our distribution reinvestment plan will remain in effect.